Introduction to CenterPoint Energy Fixed Income Investors March 2018 Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith contain statements concerning CenterPoint Energy, Inc.’s (“our,” “CenterPoint Energy” or the “Company”) expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our anticipated earnings growth, future financing plans and expectation for liquidity and capital resources, expenditures and recovery, equity issuances, credit metrics and credit ratings, interest rates and expense, average rate base and growth, customer growth, adjusted funds from operations (“FFO”) and implications resulting from enacted tax legislation on adjusted FFO and debt, regulatory filings and recovery mechanisms, Energy Services’ operating income target for 2018 and expectation for Enable Midstream Partners, LP’s (“Enable”) financial performance and its effect on the “Company and its subsidiaries, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and Internal Revenue Service decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions, and other factors described in the Company’s Form 10-K for the period ended December 31, 2017 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including net cash provided by operating activities, the Company also provides adjusted FFO, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s and its subsidiaries’ adjusted FFO calculation excludes from net cash provided by operating activities the impact of changes in (i) other assets and liabilities (accounts receivable and unbilled revenues, net; accounts receivable/payable-affiliated companies (as applicable); inventory; taxes receivable; accounts payable; fuel cost recovery (as applicable); non-trading derivatives, net (as applicable); margin deposits, net (as applicable); accounts and notes receivable (as applicable); interest and taxes accrued; net regulatory assets and liabilities; other current assets; other current liabilities; other assets; and other liabilities), (ii) other, net, and (iii) amounts associated with transition and system restoration bond companies (as applicable), and includes distributions from unconsolidated affiliates in excess of cumulative earnings (as applicable). Management evaluates the Company’s financial performance in part based on adjusted FFO. We believe that presenting this non-GAAP financial measure enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. Management believes the adjustments made in this non-GAAP financial measure exclude or include items, as applicable, to most accurately reflect the Company’s business performance. These excluded or included items, as applicable, are reflected in the adjusted FFO calculations on slides 22, 24 and 26 of this presentation. The Company’s adjusted FFO non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, or superior to, net cash provided by operating activities, which is the most directly comparable GAAP financial measure. This non-GAAP financial measure also may be different than non-GAAP financial measures used by other companies.

Agenda Overview CNP Credit Thesis Review of Operating Companies Houston Electric CERC Corp. Liquidity and Capital Resources Additional Resources Capital Expenditure Plans Reference Materials

CenterPoint Energy, Inc. (NYSE: CNP)

Regulated Electric and Natural Gas Utility Serving more than 5.9 Million Customers

CenterPoint Energy


WA
OR
ID
MT
WY
ND
SD
NE
MN
WI
MI
IA
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
WV
VA
KY
TN
NC
SC
GA
AL
MS
LA
AR
MO
KS
OK
TX
NM
CO
UT
NV
CA
AZ
FL
CenterPoint Energy Services
Natural Gas Distribution
Electric Transmission & Distribution
No Presence

Electric Transmission & Distribution:

- Electric utility operations with ~2.4 million metered customers across ~5,000 square miles in and around Houston, Texas in 2017
- 18th largest U.S. investor-owned electric utility by customer base (1)
- 88,636 GWh delivered in 2017

Natural Gas Distribution:

- Regulated gas distribution jurisdictions in six states with ~3.5 million customers in 2017
- 6th largest U.S. gas distribution company by customer base (2)
- Delivered 412 BCF of natural gas in 2017

Energy Services:

- Non-regulated competitive natural gas supply and related energy services serving ~31,000 commercial and industrial customers across 33 states in 2017
- Marketed 1,200 BCF of natural gas in 2017

(1) As of Dec. 31, 2017 per EEI
(2) As of Dec. 31, 2016 per AGA

investors.centerpointenergy.com 4

CenterPoint Energy’s Value Proposition Expect to continue delivering long-term value… Targeting 5-7% year-over-year earnings growth range for 2019 and 2020 Strong credit metrics for current ratings As a result of strong fundamentals… Strong operating cash flow and balance sheet Capital investment in transmission and distribution assets is expected to enable growth Capital recovery mechanisms at electric and natural gas utilities help reduce regulatory lag Lack of generation assets reduces the environmental risks generally associated with a fully integrated utility Low commodity prices and the competitive retail electric market help keep customer bills low Enable Midstream’s financial performance and balance sheet expected to translate into value for CenterPoint Energy’s cash flow and earnings

Operating Energy Delivery Businesses that Provide Superior Performance for our Key Stakeholders Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Actively govern Enable Midstream investment

CenterPoint Energy Credit Thesis Strong Credit Metrics and Balance Sheet Commitment to strong credit metrics Target 18-20% Adjusted FFO/Total Debt Metrics strong for current credit ratings Target Baa1 (Moody’s)/A- (S&P) for CNP and CERC, A3/A- for CEHE Commitment to maintaining a strong balance sheet Operating companies finance their capital needs Conservative interest rate risk profile(1) Limited refinancing risk expected (1) Only variable interest rate exposure is via commercial paper; all long-term debt as of 12/31/2017 is fixed rate (2) Excludes transition and system restoration bonds (3) Commercial Paper as of February 9, 2018

CenterPoint Energy Credit Metrics/Ratings (1) Total debt excludes transition and system restoration bonds (2) Credit facility covenant calculation, excludes transition and system restoration bonds and adjusts ZENS and non-cash impairments (3) A Moody’s rating outlook is an opinion regarding the likely direction of an issuer’s rating over the medium term (4) An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term (5) A Fitch rating outlook indicates the direction a rating is likely to move over a one- to two-year period Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures Current Credit Ratings and Outlook: Moody’s S&P Fitch Company/Instrument Rating Outlook (3) Rating Outlook (4) Rating Outlook (5) CenterPoint Energy Senior Unsecured Debt Baa1 Stable BBB+ Stable BBB Positive Houston Electric Senior Secured Debt A1 Stable A Stable A+ Stable CERC Corp. Senior Unsecured Debt Baa2 Stable A- Stable BBB Positive

Houston Electric Electric Transmission and Distribution – 2017 Overview ~2.4 million metered customers; ~5,000 square miles in and around Houston, Texas Residential customer growth of ~1.6% Earned near its 10% authorized ROE Transmission and distribution capital recovery mechanisms that reduce regulatory lag 2017 Operating Income ($, millions) Total: $610 million

Houston Electric
Growth and Risk Profile

CenterPoint Energy

Houston Electric has produced growing, predictable and stable earnings and cash flows

- Robust utility service territory
- Residential customer growth of ~1.6% in 2017
- 100% of earnings from regulated operations, excluding equity return primarily related to true-up proceeds

Entirely a transmission and distribution electric utility, lowering its business risk compared to vertically integrated electric utilities

- No direct commodity exposure
- Poles and wires assets; no generation assets, which reduces business, environmental and regulatory risks
- No provider of last resort risk[3]
- Reduced counterparty risk: direct customers are ~68 Retail Electric Providers (REPs)
- Defaults by REPs are capitalized and collected in future rates

Constructive regulatory environment provides timely capital recovery

- Majority of capital eligible for recovery through annual or semi-annual mechanisms (DCRF and TCOS)
- Authorization to securitize system restoration costs above $100 million

Strong Credit Ratings (Moody's/S&P/Fitch):

Senior Secured	A1/A/A+
Short Term/Commercial Paper	Not Applicable

Strong and stable credit metrics:



Adjusted FFO to Total Debt(1)
40%
30%
20%
10%
0%
25%
25%
25%
2015
2016
2017



Debt to Total Capitalization(2)
60%
50%
40%
30%
20%
10%
0%
52%
47%
49%
2015
2016
2017

[1] Total debt excludes transition and system restoration bonds
[2] Credit facility covenant calculation, excludes transition and system restoration bonds
[3] Provider of last resort is the Retail Electric Provider (REP) that becomes a customer's provider if its original provider exits the market for any reason
Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

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CERC Corp. – 2017 Overview
Natural Gas Distribution

- Six state footprint with vibrant metropolitan areas of Houston and Minneapolis
- ~3.5 million customers
- ~1% annual customer growth since 2010
- Earning near allowed returns; aggregate allowed ROE: 9.6%
- Capital recovery mechanisms that reduce regulatory lag

2017 Natural Gas Distribution Operating Income *($, millions)*
Total: $328 million



$124
38%
$132
40%
$45
14%
$27
8%
Texas
Minnesota
Arkansas
Louisiana, Mississippi, Oklahoma

~80% of 2017 Natural Gas Distribution Operating Income is from Texas and Minnesota Operations

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CERC Corp. – 2017 Overview Energy Services Outlook Competitive natural gas supply and related energy services Non-regulated operations complementary to natural gas utilities ~31,000 commercial and industrial customers across 33 states ~72,000 natural gas customers served under residential and small commercial choice programs invoiced by their host utility Targeting Energy Services operating income of $55 - $65 million for 2018

CERC Corp.
Credit Metrics and Ratings

CERC has produced growing and stable earnings and cash flows

- Robust utility service territory
- Consistent utility customer growth of ~1% since 2010
- 60%+ of CERC Adjusted FFO from utility operations in 2017[1]
- Enable Midstream's financial performance and balance sheet has translated into value for CERC's cash flow and earnings

Geographic, regulatory diversity lowers business risk

- Regulated utilities located in six states provide geographic and regulatory diversity
- Weather-normalization, revenue decoupling, infrastructure capital cost recovery riders and cost-of-service adjustment riders contribute to cash flow stability
- Energy Services monitors Value at Risk daily to avoid significant financial exposures to realized income
- CERC maintains conservative capital structure – 40% Debt to Total Capitalization[2] at year-end 2017

Constructive regulatory environment provides timely capital recovery

- Capital eligible for recovery through recovery mechanisms and rate case activity
- Earning near allowed returns

Strong Credit Ratings (Moody's/S&P/Fitch):

Senior Unsecured	Baa2/A-/BBB
Short Term/Commercial Paper	P-2/A-2/F2

Strong and stable credit metrics:



Adjusted FFO to Total Debt(1)
40%
30%
20%
10%
0%
30%
31%
30%
2015
2016
2017



Debt to Total Capitalization(2)
60%
40%
20%
0%
34%
36%
40%
2015
2016
2017

[1] Refer to slide 26 for CERC Adjusted FFO calculation
[2] Credit facility covenant calculation
Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

investors.centerpointenergy.com 13

2017 Adjusted FFO / Total Debt – 24% (1) Debt to Total Capitalization – 53% (2) Net interest expense savings of $25 million with $800 million of 5.95% to 6.125% debt retired or redeemed in 2017 (1) 2018 Planned capital investment of approximately $1.7 billion Equity issuance not anticipated Adjusted FFO/Total debt anticipated to decline approximately 300 basis points in 2018 as the result of tax reform CenterPoint anticipated to remain within our target credit metrics Liquidity and Capital Resources Excludes transition and system restoration bonds Credit facility covenant calculation Note: Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

CenterPoint Energy Financing Entities and Liquidity


Money Pool
CenterPoint Energy, Inc.
$1.7 Billion
Money Pool
59% of total capacity
CenterPoint Energy
Houston Electric, LLC
$300 Million
10% of total capacity
CenterPoint Energy
Resources Corp.
$900 Million
31% of total capacity

Total contracted liquidity of $2.9 billion

- Senior unsecured revolving credit facilities contracted through March 2022, with one 1-year extension option available
- Backstops $2.6 billion commercial paper program at CNP and CERC and letters of credit
- Internal money pool allows subsidiaries to borrow from parent

Available liquidity as of February 9, 2018: $1.12 billion

investors.centerpointenergy.com 15

CenterPoint Energy Summary
Growing Utilities with Favorable Rate Environment Limit Business Risk

CenterPoint Energy

Strong utility service territories
- ~1.6% residential customer growth at CEHE in 2017 and ~1% customer growth at CERC over last several years
- Geographic, economic and seasonal diversity

Constructive regulatory environment
- Favorable mechanisms reduce the dependency on general rate cases for recovery
  - Infrastructure capital cost recovery in TX
  - Formula Rate Plan in AR
  - Cost of service adjustment in LA, MS and OK
  - Gas margin stabilization (decoupling and weather normalization)
- Utilities are earning near allowed return

Relatively low business risk and strong cash flow
- Limited direct commodity exposure for Houston Electric
- CEHE: no generation exposure and no provider of last resort risk(1)
- Track record of operating safely, effectively and efficiently
- Historically stable and certain cash flow, ~80%+ of Adjusted FFO(2) from utilities
- Midstream investment provides an additional source of cash

(1) Provider of last resort is the Retail Electric Provider (REP) that becomes a customer's provider if its original provider exits the market for any reason
(2) Refer to slides 22-27 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

investors.centerpointenergy.com 16

Additional Resources

Additional Reference Materials Investor Relations Contact Information – 713-207-6500 Carla Kneipp – Treasurer and VP, carla.kneipp@centerpointenergy.com Dave Mordy – IR Director; david.mordy@centerpointenergy.com Bo Murphy – IR Manager; john.murphy@centerpointenergy.com Brandi Summersill – IR Coordinator; brandi.summersill@centerpointenergy.com Category Reference Material Link Financial Information Quarterly Results http://investors.centerpointenergy.com/results.cfm Debt & Maturity Schedules Regulatory Information State Commission Website Access Points http://investors.centerpointenergy.com/regulatory-info.cfm Electric Transmission and Distribution Natural Gas Distribution Industry Associations Edison Electric Institute (EEI) www.eei.org American Gas Association (AGA) www.aga.org

Electric Transmission and Distribution Capital Investment Outlook 2017A 2018E 2019E 2020E 2021E 2022E Transmission 49% 43% 44% 49% 43% 36% Distribution 46% 49% 52% 48% 52% 57% (1) (1) Includes AFUDC $4.8 Billion 2018 – 2022 Capital Plan $924 $949 $958 $1,004 $959 $900

Capital Recovery Method 2017A 2018E 2019E 2020E 2021E 2022E Annual Mechanisms 58% 65% 58% 66% 67% 67% Rate Cases 42% 35% 42% 34% 33% 33% (1) Includes AFUDC $3.2 Billion 2018 – 2022 Capital Plan $523 $635 $612 $637 $664 $687 Natural Gas Distribution Capital Investment Outlook (1)

Capital rate base projected to grow primarily as a result of capital investment outlook (1) The average annual rate base is subject to change due to actual capital investment and deferred taxes, the time frame over which excess deferred taxes are returned to customers, and the actual rate base authorized (2) Projected average rate base is the total average rate base for the year and not just the amount that has been reflected in rates Rate Base Growth: 8.3% CAGR 2017 - 2022 (1) (2) $7,945 $8,638 $9,470 $10,266 $11,096 $11,837 9.2% CAGR 7.8% CAGR Rate Base Growth

CenterPoint Energy Consolidated Adjusted Funds From Operations (FFO) This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: Excluding (i) changes in other assets and liabilities, (ii) other, net and (iii) amounts related to transition and system restoration bonds, as applicable; and Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 ($ in millions) Net cash provided by operating activities $ 1,421 $ 1,931 $ 1,870 Less: Changes in other assets and liabilities Accounts receivable and unbilled revenues, net 216 117 (345) Inventory 7 (34) (28) Taxes receivable (30) (142) (18) Accounts payable (136) (133) 224 Fuel cost recovery 85 72 (43) Non-trading derivatives, net 84 (30) 7 Margin deposits, net 55 (101) 4 Interest and taxes accrued (5) (5) 10 Net regulatory assets and liabilities 107 60 (63) Other current assets (1) 17 (10) Other current liabilities (34) (22) 50 Other assets 4 16 5 Other liabilities (36) (30) (8) Less: Other, net (24) (48) (27) Funds from Operations $ 1,713 $ 1,668 $ 1,628 Amounts included in Cash Flows from Investing Activities: Distributions from unconsolidated affiliates in excess of cumulative earnings 297 297 148 Less: Amounts associated with Transition and System Restoration Bond Companies (330) (456) (368) Adjusted Funds From Operations (FFO) $ 1,680 $ 1,509 $ 1,408

CenterPoint Energy Consolidated Ratio of Adjusted FFO/Total Debt Excluding Transition and System Restoration Bonds

($ in millions)	December 31, 2017	December 31, 2016	December 31, 2015
Short-term Debt:			
Short-term borrowings	$ 39	$ 35	$ 40
Current portion of transition and system restoration bonds*	434	411	391
Indexed debt (ZENS)**	122	114	145
Current portion of other long-term debt	50	500	328
Long-term Debt:			
Transition and system restoration bonds, net*	1,434	1,867	2,276
Other, net	6,761	5,665	5,590
Total Debt, net	$ 8,840	$ 8,592	$ 8,770
Less: Transition and system restoration bonds (including current portion)*	(1,868)	(2,278)	(2,667)
Total Debt, excluding transition and system restoration bonds	**$ 6,972**	**$ 6,314**	**$ 6,103**
Adjusted FFO/Total Debt, excluding transition and system restoration bonds	**24.1%**	**23.9%**	**23.1%**

* The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric.

** The debt component reflected on the financial statements was $122 million, $114 million, and $145 million as of December 31, 2017, December 31, 2016, and December 31, 2015, respectively. The principal amount on which 2% interest is paid was $828 million on each of December 31, 2017, December 31, 2016 and December 31, 2015. The contingent principal amount was $505 million, $514 million and $705 million as of December 31, 2017, December 31, 2016, and December 31, 2015, respectively. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of Time Warner Inc., Time Inc. and Charter Communications, Inc.

This slide includes adjusted funds from operations ("FFO") which is net cash provided by operating activities:

- Excluding (i) changes in other assets and liabilities, (ii) other, net and (iii) amounts related to transition and system restoration bonds, as applicable; and
- Including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable

Note: Refer to slide 2 for information on non-GAAP measures and slide 22 for CenterPoint Energy's adjusted FFO calculation

23

Houston Electric Adjusted Funds From Operations (FFO) This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities excluding (i) changes in other assets and liabilities, (ii) other, net and (iii) amounts related to transition and system restoration bonds, as applicable Note: Refer to slide 2 for information on non-GAAP measures Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 ($ in millions) Net cash provided by operating activities $ 909 $ 1,110 $ 895 Less: Changes in other assets and liabilities Accounts and notes receivable 73 1 (3) Accounts receivable/payable-affiliated companies 46 (63) 89 Inventory (15) 1 7 Accounts payable (59) 4 0 Taxes receivable (6) (53) (44) Interest and taxes accrued (7) (4) 9 Net regulatory assets and liabilities 148 110 (3) Other current assets 2 (2) 1 Other current liabilities (16) (21) 40 Other assets (13) 8 7 Other liabilities 4 4 1 Less: Other, net 6 (1) 0 Funds from Operations $ 1,072 $ 1,094 $ 999 Amounts included in Cash Flows from Investing Activities: Less: Amounts associated with Transition and System Restoration Bond Companies (330) (456) (368) Adjusted Funds From Operations (FFO) $ 742 $ 638 $ 631

Houston Electric Ratio of Adjusted FFO/Total Debt Excluding Transition and System Restoration Bonds

($ in millions)	December 31, 2017	December 31, 2016	December 31, 2015
Short-term Debt:			
Current portion of transition and system restoration bonds*	434	411	391
Notes payable – affiliated companies	60	0	312
Long-term Debt:			
Transition and system restoration bonds, net*	1,434	1,867	2,276
Other, net	2,885	2,587	2,192
Total Debt, net	$ 4,813	$ 4,865	$ 5,171
Less: Transition and system restoration bonds (including current portion)*	(1,868)	(2,278)	(2,667)
Total Debt, excluding transition and system restoration bonds	**$ 2,945**	**$ 2,587**	**$ 2,504**
Adjusted FFO/Total Debt, excluding transition and system restoration bonds	**25.2%**	**24.7%**	**25.2%**

* The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric.

This slide includes adjusted funds from operations ("FFO") which is net cash provided by operating activities excluding (i) changes in other assets and liabilities, (ii) other, net and (iii) amounts related to transition and system restoration bonds, as applicable; and

Note: Refer to slide 2 for information on non-GAAP measures and slide 24 for CenterPoint Energy Houston Electric's adjusted FFO calculation

25

CERC Corp. Adjusted Funds From Operations (FFO) This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities excluding (i) changes in other assets and liabilities, and (ii) other, net, and including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 ($ in millions) Net cash provided by operating activities $ 278 $ 512 $ 817 Less: Changes in other assets and liabilities Accounts receivable and unbilled revenues, net 143 122 (347) Accounts receivable/payable-affiliated companies 0 (4) (9) Inventory 22 (34) (35) Accounts payable (64) (117) 221 Fuel cost recovery 85 72 (43) Interest and taxes accrued (1) (7) (58) Non-trading derivatives, net 82 (29) 6 Margin deposits, net 55 (101) 4 Net regulatory assets and liabilities 27 0 0 Other current assets (2) 19 (13) Other current liabilities (15) (2) 11 Other assets 8 21 6 Other liabilities (6) 2 5 Less: Other, net (6) (2) 0 Funds from Operations $ 606 $ 452 $ 565 Amounts included in Cash Flows from Investing Activities: Distributions from unconsolidated affiliates in excess of cumulative earnings 297 297 148 Adjusted Funds From Operations (FFO) $ 903 $ 749 $ 713

CERC Corp. Ratio of Adjusted FFO/Total Debt This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities excluding (i) changes in other assets and liabilities, and (ii) other, net, and including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities, as applicable Note: Refer to slide 2 for information on non-GAAP measures and slide 26 for CERC Corp’s adjusted FFO calculation ($ in millions) December 31, 2017 December 31, 2016 December 31, 2015 Short-term Debt: Short-term borrowings $ 39 $ 35 $ 40 Noted payable – affiliated companies 570 0 0 Current portion of other long-term debt 0 250 325 Long-term Debt: Other, net 2,457 2,125 2,016 Total Debt, net $ 3,066 $ 2,410 $ 2,381 Adjusted FFO/Total Debt 29.5% 31.1% 29.9%